Exhibit 10.6

Consulting Agreement

This Agreement is made as of the 1st day of January, 2004 (the “Effective Date”),

BETWEEN:

XENON GENETICS INC, a Canadian corporation having its head office at 3650 Gilmore Way, Burnaby, BC, V5G 4W8; Phone: 604-484-3300; Fax: 604-484-3450

(the “Company”)

OF THE FIRST PART;

GENWORKS INC., a British Columbia corporation having its offices at 4484 West 7th Avenue, Vancouver, BC, V6R 1W9; Phone: 604-222-0236; Fax: 604-222-0241.

(the “Consultant”)

OF THE SECOND PART.

WHEREAS:

A.	The Company is carrying on business as a biotechnology company specializing in the discovery and validation of novel genes and drug targets and in the development of therapeutics and diagnostics for human disease (the “Business”); and

B.	The Company wishes to engage the Consultant to provide services to the Company in connection with the Business on the terms and conditions hereinafter set out.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises and the covenants and agreements hereinafter contained (the receipt and sufficiency of which is hereby acknowledged), the Company and the Consultant hereby covenant and agree as follows:

1.	ENGAGEMENT

1.1	Subject to the terms and conditions of this Agreement, the Company agrees to engage the Consultant to provide the Services (as described in Section 3.1 of this Agreement) during the term of this Agreement and the Consultant accepts such engagement from the Company.

2.	TERM

2.1

Unless earlier terminated pursuant to Section 8.1, the term of the Consultant’s engagement pursuant to this Agreement (the “Term”) shall commence on the Effective Date and shall terminate on December 31st, 2004.

2.2	The Company and the Consultant may, at any time, extend or amend this Agreement, including the Term of this Agreement, by mutual written consent. Such amendments will be subject to approval by the Board of Directors of the Company.

3.	SERVICES OF THE CONSULTANT

3.1	The Consultant agrees to faithfully, honestly and diligently provide the Services to the Company as described in Schedule “A”. The Consultant also represents, warrants and agrees that it can and will perform the Services required by this Agreement without disclosing or using any confidential information and/or proprietary information of a third Party.

4.	NON-COMPETITION

4.1	The Consultant and the Company each acknowledge and agree that, during the term of this Agreement or any extension or renewal thereof, the Consultant may be retained as a consultant or employed by other persons, firms, or corporation engaged in the same or similar Business as that of the Company, provided however, that the provisions of this Agreement, particularly with regard to the Consultant’s duties of non-use and non-disclosure of the Company’s proprietary information, as provided below, shall be strictly observed by the Consultant with respect to such other persons, firms or corporations.

4.2	The Consultant warrants and represents to the Company that neither the Consultant nor its employees or agents have any agreement(s), either written or oral, to provide consulting or other services to any other person, firm or company in the Company’s area of Business that would conflict with the Services the Consultant is providing to the Company hereunder. During the Term of this Agreement and for a period of one (1) year following said Term, the Consultant agrees that neither the Consultant nor its employees or agents will provide any consulting or other services to any other person, firm or company on matters relating to the Company’s area of Business and/or the Services, unless the Consultant has first provided at least fifteen (15) days written notice to the Company prior to entering into any such other agreements.

5.	CONFIDENTIAL INFORMATION AND NON-DISCLOSURE

5.1

For the purposes of this Agreement, “Confidential Information” means information, know-how and data (which may be oral, written, graphic, demonstrative, machine recognizable or otherwise) disclosed to the Consultant or developed by the Consultant as a consequence of or through the engagement of the Consultant by the Company pursuant to this Agreement, including without limitation the research, products, technology, ideas, inventions, methods, formulas, algorithms, computer programs, processes, designs, compositions, photographs, plans, product concepts, specifications, samples, reports, laboratory notebooks, services, business plans and strategies, business operations and systems, marketing techniques and pricing policies, financial information, information concerning employees, customers, licensors, licensees and/or vendors of the Company, all Company Inventions, and any Third Party Information. “Third Party Information” means any Confidential Information

(including those types of information enumerated in the definition of Confidential Information) owned by a third party and disclosed to the Consultant as a consequence of or through the engagement of the Consultant by the Company pursuant to this Agreement. Confidential Information shall not mean information, know how and data which:

(a)	was legally known to or in the possession of the Consultant as evidenced by written records at the time of disclosure to the Consultant by the disclosing party;

(b)	is or has become part of the public domain through no fault of the Consultant; or

(c)	has been disclosed to the Consultant by a third party without breaching any contractual, confidential, or fiduciary obligation to the Company.

5.2	With respect to Confidential Information that might be disclosed to the Consultant pursuant to this Agreement, the Consultant acknowledges and agrees as follows:

(a)	that all Confidential Information received by the Consultant is proprietary to the Company, or the third party in the case of the Third Party Information, has been designed, developed, accumulated at great expense and over lengthy periods and is secret and constitutes the exclusive property of the Company, or the third party in the case of Third Party Information; and

(b)	that, during the Term of this Agreement and for a period of five (5) years thereafter:

(i)	the Consultant will hold and keep Fall Confidential Information in the strictest confidence;

(ii)	except as specifically authorized in writing by the Company, the Consultant shall not, directly or indirectly, (unless required to do so by applicable law), use, disseminate, disclose, lecture upon, publish, make copies of or otherwise summarize the Confidential Information; and

(iii)	the Consultant will ensure that, in respect to Confidential Information, its employees and agents are under written confidentiality obligations of equivalent or greater stringency than those confidentiality obligations of the Consultant under this Agreement.

6.	RIGHTS TO INTELLECTUAL PROPERTY

6.1	For the purpose of this Agreement, “Company Inventions” means any discoveries, concepts, inventions, improvements, ideas and developments, whether or not they may be patented, copyrighted or otherwise protected, including without limitation processes, methods, formulas, procedures, and techniques (including without limitation improvements and modifications thereto) developed or conceived by the Consultant, its employees or agents, whether alone or jointly with others, through the use of Confidential Information or through the use of information that was Confidential Information when it was first disclosed by the Company to the Consultant

6.2	With respect to Company Inventions made by the Consultant, its employees or agents, the Consultant agrees as follows:

(a)	Except as otherwise specifically provided by written agreement between the Company and the Consultant, the Consultant’s employees or the Consultant’s agents, the Company is the exclusive owner of any Company Invention made, conceived, developed or worked upon by the Consultant, during or after the Term, including all intellectual property rights in and to such Company Inventions;

(b)	The Consultant and/or the Consultant’s employees or agents hereby assign to the Company all right, title and interest throughout the world he/she may have in any Company Inventions, including without limitation, all copyrights, patent rights, trade-marks, trade names, industrial designs, trade secrets and other intellectual property rights in and to each Company Invention, effective at the time each is created;

(c)	The Consultant and/or the Consultant’s employees or agents shall fully and promptly disclose and deliver to the Company all Company Inventions, together with any documentation and materials that relate thereto and any explanations that may be necessary in connection with any registrations that may be made to obtain copyright, patent, trade-mark, trade name, industrial design or other protection relating to the Company Inventions;

(d)	To the extent a formal transfer or assignment of any “rights of the Consultant (or the Consultant’s employees or agents) in any Company Invention is required, or the consent of the Consultant to the registration of any right in any Company Invention is required, the Consultant and the Consultant’s employees and agents (as applicable) shall execute and deliver any further assignments, documentation and other instruments as may be reasonably required by the Company to effect the transfer, assignment or registration and

(e)	In the event that the Company makes or proposes to make any Canadian, United States or foreign patent applications relating the Company Invention, the Consultant and the Consultant’s employees and agents shall cooperate fully with the Company and its patent counsel in preparing and prosecuting any such applications.

7.	COMPENSATION

7.1	As full consideration for the Services and other covenants and agreements provided by the Consultant under this Agreement, the compensation payable by the Company to the Consultant shall be as follows:

(a)	for the period from January 1, 2004 to December 31, 2004: a consulting fee totaling One Hundred and Fifty Five Thousand Dollars ($155,000.00), payable monthly in arrears; and

(b)	in addition to the above, on an annual basis, the Consultant is also eligible to receive a performance bonus, such bonus to be paid in an amount and in a manner to be determined by the Board of Directors of the Company, in its sole discretion. The awarding of such bonus (if any) will be decided by the Board of Directors following the Board’s assessment of the Consultant’s contribution(s) to the Company’s successful completion of its major corporate objectives including execution of a significant corporate partnership, an equity financing and a successful IND application for the Company’s SCD1 program.

7.2	The Consultant will also receive reimbursement for the following expenses:

(a)	payments incurred by the Consultant in respect of disability insurance premiums, life insurance premiums, and/or health club memberships to which the employee(s) or agent(s) retained by the Consultant to perform the Services hereunder are the beneficiaries, provided that the total amount of such payments do not exceed more than 4.0% of the consulting fees to be paid to the Consultant over the Term of this Agreement (excluding performance bonus payments); and

(b)	all other reasonable and approved expenses incurred by the Consultant on behalf of the Company, including travel and other out-of-pocket expenses.

Such expenses shall be billed to the Company on a monthly basis and will be paid within thirty (30) days of the Company’s receipt of the Consultant’s invoice.

8.	TERMINATION

8.1	The Company may terminate this Agreement at any time without cause by giving the Consultant written notice of such termination. In such event, the Consultant shall be entitled to receive the lesser of:

(a)	its consulting fee for a period of six months plus one additional month for each year of service to the Company up to a maximum of 12 months; or

(b)	all compensation due to the Consultant under this Agreement for the time remaining in the Term of this Agreement following the date on which the notice of termination occurred,

in each case due when such compensation would have otherwise been payable but for the termination of this Agreement. In such event(s), termination shall be effective immediately and the Company will have no further obligations to the Consultant under this Agreement.

8.2	The Company may also terminate this Agreement at any time for cause by giving the Consultant written notice of such termination. In the event of termination for cause, termination shall be effective immediately and the Company will have no further obligations to the Consultant under this Agreement. For purposes of this Agreement, cause includes but is not limited to, a failure by the Consultant to perform and discharge the Services hereunder, misconduct injurious to the Company, and/or personal dishonesty or conviction of a felony offence by the Consultant or by any of the Consultant’s employees or agents that the Consultant has engaged in the course of its performance of Services under this Agreement.

8.3	The obligations set out in Sections 4, 5 and 6 herein shall survive any termination or expiration of this Agreement. Upon termination or expiration of this Agreement, the Consultant shall deliver to the Company all Confidential Information in its control or possession and shall promptly disclose any and all previously undisclosed Company Inventions.

8.4	The Company may terminate this Agreement immediately and further obligation to the Consultant if at any time the Consultant is unable or unwilling:

(a)	to perform the Services or is in breach of any material provision of this Agreement; or

(b)	to engage an employee or agent that the Company views as acceptable and able, in the Company’s sole discretion, to perform the Services under this Agreement.

9.	MISCELLANEOUS

9.1	This Agreement, including all Schedules attached hereto, constitutes the whole agreement between the parties, there being no written or oral terms, conditions, covenants, agreements, representations or warranties except as expressly set out herein.

9.2	This Agreement shall be governed by and interpreted in accordance with the laws of the Province of British Columbia, and the laws of the Canada in force therein without regard to any conflict of law rules. Both parties agree that by executing this Agreement they have attorned to the jurisdiction of the Supreme Court of British Columbia, and the Supreme Court of British Columbia shall have non-exclusive jurisdiction over this Agreement.

9.3	The relationship between the Consultant and the Company is one of independent contractors, and neither party shall have the authority to bind or act as the agent for the other, nor shall be responsible for the actions, contracts, debts, or liabilities of the other by virtue of this Agreement. No partnership, joint venture or similar business arrangement will be created or will be deemed to be created by this Agreement or by any actions of the parties under this Agreement.

9.4	The Consultant shall be responsible for the management of its employees and without limiting the generality of the foregoing, shall be responsible for payment to the proper authorities of all income tax remittances, employment insurance premiums, Canada Pension Plan contributions, Workers’ Compensation premiums and all other employment-related levies or expenses related to its employees.

9.5	Neither the Consultant nor its employees or agents will be entitled to receive, or receive, rights or privileges applicable to employees of the Company, including but not limited to liability insurance, group insurance, pension plans, holiday or vacation pay, or any other benefits which may be available to Company employees from time to time.

9.6	If at any time Canada Customs and Revenue Agency or any other competent authority determines that the Consultant or any employee or agent of the Consultant is an employee of the Company, then the Company will immediately commence to make all statutorily required withholding and remittances in respect of payments to the Consultant.

9.7	The Consultant represents and warrants that it is legally permitted to enter into this Agreement and perform the obligations thereof, and that such obligations are not inconsistent with any other obligation it may have. The Consultant further represents and warrants that it has entered into binding agreement(s) with each of its employees and agents that may be engaged by the Consultant to provide Services under this Agreement, and that said employees and agents have irrevocably agreed to any and all provisions of this Agreement, to the extent that such provisions may apply to them.

9.8	The Consultant may not assign or otherwise transfer any of its rights, duties or obligations under this Agreement without prior written consent of the Company.

9.9	All monetary amounts referred to herein are in Canadian currency.

9.10	In the event that any part, section, clause, paragraph or subparagraph of this Agreement shall be held to be indefinite, invalid, illegal or otherwise voidable or unenforceable, the entire Agreement shall not fail on the account thereof, and the balance of the Agreement shall continue in full force and effect.

9.11	This Agreement may be signed in counterparts, or facsimile counterparts, each of which when executed by any of the signatories hereto shall be deemed to be an original and such counterparts shall together constitute one and the same Agreement.

IN WITNESS WHEREOF duly-authorized signatories of the Company and the Consultant, each after having had the opportunity to discuss this Agreement with their respective legal advisors, have executed this Agreement on the date(s) indicated below but effective as of the Effective Date.

XENON GENETICS INC.		GENWORKS INC.

Per;	/s/ Simon N. Pimstone	Per:	/s/ Michael R. Hayden
	Simon N. Pimstone		Michael R. Hayden

Date :	6 May, 2004	Date :	6 May, 2004

Schedule “A”- Services

Duties and Responsibilities of the Consultant

1.	The Consultant shall ensure that all Services provided to the Company will be performed by Dr. Michael R. Hayden , and/or such other employee or agent of the Consultant that is approved in advance by the Company, in the Company’s sole discretion.

2.	The Consultant shall report to the President and CEO of the Company and shall devote sufficient working time and efforts to the clinical, scientific and business affairs of the Company as are necessary and consistent with the needs of the Company. The Services to be provided by the Consultant shall include the following:

a.	Consults on all aspects of the Company’s scientific research programs;

b.	Chairs the Company’s Scientific Advisory Board, consulting with individual members of the Board as necessary;

c.	Consults on the recruitment of senior scientific staff;

d.	Oversees development and implementation of the Company’s R&D plans and participates in the development and execution of the Company’s overall strategic plan;

e.	Consults on the development and implementation of appropriate policies and procedures governing the Company’s research activities;

f.	Represents the Company in meetings with the pharmaceutical industry and the scientific and business community including attending conferences and meetings both within and outside of Canada;

g.	Ensures that all scientific activities and operations are carried out in compliance with local, provincial, federal and governmental regulations and laws; and

h.	Provide all such other services as the Board of Directors of the Company shall determine from time to time, in accordance with the policies and procedures established by the Company.

3.	In addition to the above, at the option of the Company, the Consultant may from time to time perform services on behalf of affiliates of the Company and will accept a transfer of its Services to any such affiliate at the request of the Company.

This AMENDING AGREEMENT is dated for reference the 18th day of January, 2005.

BETWEEN:

XENON PHARMACEUTICALS INC. (formerly Xenon Genetics Inc.) having its head office at 3650 Gilmore Way, Burnaby, British Columbia, V5G 4W8

(the “Company”)

OF THE FIRST PART;

AND:

GENWORKS INC., a British Columbia corporation having its offices at 4484 West 7th Avenue, Vancouver, BC, V6R 1W9; Phone: 604-222-0236; Fax: 604-222-0241.

(the “Consultant”)

OF THE SECOND PART.

WHEREAS:

A.    The Company and the Consultant entered into a consulting agreement made as of January 1, 2004, (the “Consulting Agreement”); and

B.    The parties now wish to make certain amendments to the Consulting Agreement, as detailed here in this Agreement (the “Amending Agreement”).

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by all parties hereto, the Company and the Consultant hereby covenant and agree as follows:

1.    Capitalized terms used herein, which are not otherwise defined herein, shall have the meaning ascribed to such terms in the Consulting Agreement.

2.    Section 2.1 of the Consulting Agreement is hereby amended by deleting it in its entirety and substituting therefor the following:

“Unless earlier terminated pursuant to Section 8.1, the term of the Consultant’s engagement pursuant to this Agreement (the “Term”) shall commence on the Effective Date and shall terminate on December 31, 2005.”

Section 7.1 is hereby amended by deleting it in its entirety and substituting the following:

“As full consideration for the Services and other covenants and agreements provided by the Consultant under this Agreement, the compensation payable by the Company to the Consultant shall be as follows:

(a)	for the period from January 1, 2004 to December 31, 2005: a consulting fee totaling One Hundred and Fifty Five Thousand Dollars ($155,000.00)payable monthly in arrears; and

(b)	in addition to the above, on an annual basis, the Consultant is also eligible to receive a performance bonus, such bonus to be paid in an amount and in a manner to be determined by the Board of Directors of the Company, in its sole discretion. The awarding of such bonus (if any) will be decided by the Board of Directors following the Board’s assessment of the Consultant’s contribution(s) to the Company’s successful completion of its major corporate objectives including in-licensing (or acquisition) of a clinical compound or program, an equity financing and achievement of the IND filing milestone payment for the Company’s SCD1 program.”

4.    Except as amended herein, the Consulting Agreement remains in full force and effect, unamended.

5.    This Amending Agreement may be signed in counterparts, or facsimile counterparts, each of which when executed by any of the signatories hereto shall be deemed to be an original and such counterparts shall together constitute one and the same agreement.

IN WITNESS WHEREOF duly authorized signatories of the Company and the Consultant, each after having had the opportunity to discuss this Amending Agreement with their respective legal advisors, have executed this Amending Agreement on the date(s) indicated below but effective as of the Effective Date of the Consulting Agreement.

XENON PHARMACEUTICALS INC.		GENWORKS INC.

By:	/s/ Simon N. Pimstone	By:	/s/ Michael R. Hayden
	SIMON N. PIMSTONE President & CEO		MICHAEL R. HAYDEN

Date :	21 Jan/2005	Date :	20/1/05

This SECOND AMENDING AGREEMENT is dated for reference the 15th day of February, 2006.

BETWEEN:

XENON PHARMACEUTICALS INC. (formerly Xenon Genetics Inc.) having its head office at 3650 Gilmore Way, Burnaby, British Columbia, V5G 4W8

(the “Company”)

OF THE FIRST PART;

AND:

GENWORKS INC., a British Columbia corporation having its offices at 4484 West 7th Avenue, Vancouver, BC, V6R 1W9; Phone: 604-222-0236; Fax: 604-222-0241.

(the “Consultant”)

OF THE SECOND PART.

WHEREAS:

A.    The Company and the Consultant entered into a consulting agreement made as of January 1, 2004 and amended January 18, 2005, (the “Consulting Agreement”); and

B.    The parties now wish to make certain amendments to the Consulting Agreement, as detailed here in this Agreement (the “Second Amending Agreement”).

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by all parties hereto, the Company and the Consultant hereby covenant and agree as follows:

1.    Capitalized terms used herein, which are not otherwise defined herein, shall have the meaning ascribed to such terms in the Consulting Agreement.

2.    Section 2.1 of the Consulting Agreement is hereby amended by deleting it in its entirety and substituting therefor the following:

“Unless earlier terminated pursuant to Section 8.1, the term of the Consultant’s engagement pursuant to this Agreement (the “Term”) shall commence on the Effective Date and shall terminate on December 31, 2006.”

3.    Except as amended herein, the Consulting Agreement remains in full force and effect, unamended.

4.     This Amending Agreement may be signed in counterparts, or facsimile counterparts, each of which when executed by any of the signatories hereto shall be deemed to be an original and such counterparts shall together constitute one and the same agreement.

IN WITNESS WHEREOF duly authorized signatories of the Company and the Consultant, each after having had the opportunity to discuss this Amending Agreement with their respective legal advisors, have executed this Amending Agreement on the date(s) indicated below but effective as of the Effective Date of the Consulting Agreement.

XENON PHARMACEUTICALS INC.		GENWORKS INC.

By:	/s/ Simon N. Pimstone	By:	/s/ Michael R. Hayden
	SIMON N. PIMSTONE President & CEO		MICHAEL R. HAYDEN

Date :	March 13/06	Date :	March 9, 2006

This THIRD AMENDING AGREEMENT is dated for reference the 17th day of September, 2007.

BETWEEN:

XENON PHARMACEUTICALS INC. (formerly Xenon Genetics Inc.) having its head office at 3650 Gilmore Way, Burnaby, British Columbia, V5G 4W8

(the “Company”)

OF THE FIRST PART;

AND:

GENWORKS INC., a British Columbia corporation having its offices at 4484 West 7th Avenue, Vancouver, BC, V6R 1W9; Phone: 604-222-0236; Fax: 604-222-0241.

(the “Consultant”)

OF THE SECOND PART.

WHEREAS:

A    The Company and the Consultant entered into a consulting agreement made as of January 1, 2004, amended January 18, 2005, and further amended February 15, 2006 (the “Consulting Agreement”); and

B.    The parties now wish to make certain amendments to the Consulting Agreement, as detailed here in this agreement (the “Third Amending Agreement”).

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by all parties hereto, the Company and the Consultant hereby covenant and agree as follows:

1.    Capitalized terms used herein, which are not otherwise defined herein, shall have the meaning ascribed to such terms in the Consulting Agreement.

2.    Section 2.1 of the Consulting Agreement is hereby amended by deleting it in its entirety and substituting therefor the following:

“Unless earlier terminated pursuant to Section 8.1, the term of the Consultant’s engagement pursuant to this Agreement (the “Term”) shall commence on the Effective Date and shall terminate on December 31, 2008.”

3.	Section 7.1 is hereby amended by deleting it in its entirety and substituting the following:

“As full consideration for the Services and other covenants and agreements provided by the Consultant under this Agreement, the compensation payable by the Company to the Consultant shall be as follows:

(a)	for the period from January 1, 2004 to December 31, 2006: a consulting fee totaling One Hundred and Fifty Five Thousand Dollars ($155,000.00), payable monthly in arrears;

(b)	for the period from January 1, 2007 to December 31, 2008: a consulting fee totaling One Hundred and Sixty Thousand Dollars ($160,000.00), payable monthly in arrears; and

(c)	in addition to the above, on an annual basis, the Consultant is also eligible to receive a performance bonus, such bonus to be paid in an amount and in a manner to be determined by the Board of Directors of the Company, in its sole discretion. The awarding of such bonus (if any) will be decided by the Board of Directors following the Board’s assessment of the Consultant’s contribution(s) to the Company’s successful completion of its major corporate objectives including in-licensing (or acquisition) of a clinical compound or program, a major pharmaceutical alliance, selection of a clinical candidate for topical administration and initiation of a phase Ha proof-of-concept trial.”

4.	Except as amended herein, the Consulting Agreement remains in full force and effect, unamended.

5.     This Third Amending Agreement may be signed in counterparts, and delivered personally or by courier, mail, facsimile or electronically, each of which counterparts when executed by any of the signatories hereto shall be deemed to be an original and such counterparts shall together constitute one and the same agreement

IN WITNESS WHEREOF duly authorized signatories of the Company and the Consultant, each after having had the opportunity to discuss this Third Amending Agreement with their respective legal advisors, have executed this Third Amending Agreement on the date(s) indicated below but effective as of the Effective Date of the Consulting Agreement.

XENON PHARMACEUTICALS INC.		GENWORKS INC.

By:	/s/ Simon N. Pimstone	By:	/s/ Michael R. Hayden
	SIMON N. PIMSTONE President & CEO		MICHAEL R. HAYDEN

Date :	20 Sept/07	Date :	September 27, 2007

This FOURTH AMENDING AGREEMENT is dated and effective as of January 1, 2009.

BETWEEN:

XENON PHARMACEUTICALS INC. (formerly Xenon Genetics Inc.) having its head office at 3650 Gilmore Way, Burnaby, British Columbia, V5G 4W8

(the “Company”)

OF THE FIRST PART;

AND:

GENWORKS INC., a British Columbia corporation having its offices at 4484 West 7th Avenue, Vancouver, BC, V6R 1W9; Phone: 604-222-0236; Fax: 604-222-0241.

(the “Consultant”)

OF THE SECOND PART.

WHEREAS

A.    The Company and the Consultant entered into a consulting agreement made as of January 1, 2004, which was subsequently amended and extended pursuant to Amending Agreements dated for reference January 18, 2005, February 15, 2006 and September 17, 2007 (the “Consulting Agreement”); and

B.    The parties now wish to make certain amendments to the Consulting Agreement, as detailed here in this agreement (the “Fourth Amending Agreement”).

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by all parties hereto, the Company and the Consultant hereby covenant and agree as follows:

1.    Capitalized terms used herein, which are not otherwise defined herein, shall have the meaning ascribed to such terms in the Consulting Agreement.

2.    Section 2.1 of the Consulting Agreement is hereby amended by deleting it in its entirety and substituting therefor the following:

“Unless earlier terminated pursuant to Section 8.1, the term of the Consultant’s engagement pursuant to this Agreement (the “Term”) shall commence on the Effective Date and shall terminate on June 30, 2011.”

3.    Section 7.1 is hereby amended by deleting it in its entirety and substituting the following:

“As full consideration for the Services and other covenants and agreements provided by the Consultant under this Agreement, the compensation payable by the Company to the Consultant shall be as follows:

(a)	for the period from January 1, 2004 to December 31, 2006: a consulting fee totaling One Hundred and Fifty Five Thousand Dollars ($155,000.00), payable monthly in arrears;

(b)	for the period from January 1, 2007 to December 31, 2008: a consulting fee totaling One Hundred and Sixty Thousand Dollars ($160,000.00), payable monthly in arrears;

(c)	for the period from January 1, 2009 to June 30, 2009: a consulting fee totaling Eighty-five Thousand Dollars ($85,000.00), payable monthly in arrears;

(d)	for the period from July 1, 2009 to December 31, 2009: a consulting fee totaling One Hundred Thousand Dollars ($100,000.00), payable monthly in arrears;

(e)	for the period from January 1, 2010 to December 31, 2010: a consulting fee totaling Two Hundred Thousand Dollars ($200,000.00), payable monthly in arrears;

(f)	for the period from January 1, 2011 to June 30, 2011, a consulting fee totaling One Hundred Thousand Dollars ($100,000.00), payable monthly in arrears; and

(g)	in addition to the above, on an annual basis, the Consultant is also eligible to receive a performance bonus, such bonus to be paid in an amount and in a manner to be determined by the Board of Directors of the Company, in its sole discretion. The awarding of such bonus (if any) will be decided by the Board of Directors following the Board’s assessment of the Consultant’s contribution(s) to the Company’s successful completion of its major corporate objectives.”

4.    Subsection 8.1(b) is hereby amended by deleting it in its entirety and substituting the following:

“(b)	all compensation due to the Consultant under this Agreement for the time remaining in the Term of this Agreement following the date on which the notice of termination occurred, provided that such compensation amount shall not be less than an amount equivalent to nine (9) months of the Consultant’s consulting fee then otherwise payable hereunder,”

5.    Except as amended herein, the Consulting Agreement remains in full force and effect, unamended.

6.    This Fourth Amending Agreement may be signed in counterparts, and delivered personally or by courier, mail, facsimile or electronically, each of which counterparts when executed by any of the signatories hereto shall be deemed to be an original and such counterparts shall together constitute one and the same agreement,

IN WITNESS WHEREOF duly authorized signatories of the Company and the Consultant, each after having had the opportunity to discuss this Fourth Amending Agreement with their respective legal advisors, have executed this Fourth Amending Agreement as of the date first noted above

XENON PHARMACEUTICALS INC.		GENWORKS INC.

By:	/s/ Simon N. Pimstone	By:	/s/ Michael R. Hayden
	SIMON N. PIMSTONE President & CEO		MICHAEL R. HAYDEN

This FIFTH AMENDING AGREEMENT is dated and effective as of January 1, 2011.

BETWEEN:

XENON PHARMACEUTICALS INC. (formerly Xenon Genetics Inc.) having its head office at 3650 Gilmore Way, Burnaby, British Columbia, V5G 4W8

(the “Company”)

OF THE FIRST PART;

AND:

GENWORKS INC., A British Columbia corporation having its offices at 4484 West 7th Avenue, Vancouver, BC, V6R 1W9; Phone: 604-222-0236; Fax: 604-222-0241

(the “Consultant”)

OF THE SECOND PART.

WHEREAS:

A.    The Company and the Consultant entered into a consulting agreement made as of January 1, 2004, which was subsequently amended and extended pursuant to Amending Agreements dated for reference January 18, 2005, February 15, 2006, September 17, 2007, and January 1, 2009 (collectively, the “Consulting Agreement”); and

B.    The parties now wish to make certain amendments to the Consulting Agreement, as detailed here in this agreement (the “Fifth Amending Agreement”).

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by all parties hereto, the Company and the Consultant hereby covenant and agree as follows;

1.	Capitalized terms used herein, which are not otherwise defined herein, shall have the meaning ascribed to such terms in the Consulting Agreement.

2.	Section 2.1 of the Consulting Agreement is hereby amended by deleting it in its entirety and substituting therefor the following:

“Unless earlier terminated pursuant to Section 8.1, the term of the Consultant’s engagement pursuant to this Agreement (the “Term”) shall commence on the Effective Date and shall terminate on December 31, 2011,”

3.	Section 7.1 is hereby amended as follows:

–	by deleting, in its entirety, subsection 7.1(f), as such is set out below:

“(f) for the period from January 1, 2011 to June 30, 2011, a consulting fee totaling One Hundred Thousand Dollars ($100,000.00), payable monthly in arrears; and”

and

–	by substituting the above, with the following:

“(f) for the period from January 1, 2011 to December 31, 2011, a consulting fee totaling Two Hundred and Four Thousand Dollars ($204,000.00), payable monthly in arrears; and”

4.	Except as amended herein, the Consulting Agreement remains in full force and effect, unamended.

5.	This Fifth Amending Agreement may be signed in counterparts, and delivered personally or by courier, mail, facsimile or electronically, each of which counterparts when executed by any of the signatories hereto shall be deemed to be an original and such counterparts shall together constitute one and the same agreement.

IN WITNESS WHEREOF duly authorized signatories of the Company and the Consultant, each after having had the opportunity to discuss this Fifth Amending Agreement with their respective legal advisors, have executed this Fifth Amending Agreement on the dates noted below, but effective as of the date first noted above.

XENON PHARMACEUTICALS INC.		GENWORKS INC.

By:	/s/ Simon N. Pimstone	By:	/s/ Michael R. Hayden
	SIMON N. PIMSTONE President & CEO		MICHAEL R. HAYDEN

Date :	February 4, 2011	Date :	February 8, 2011

This SIXTH AMENDING AGREEMENT is dated and effective as of January 1, 2012.

BETWEEN:

XENON PHARMACEUTICALS INC. (formerly Xenon Genetics Inc.) having its head office at 3650 Gilmore Way, Burnaby, British Columbia, V5G 4W8

(the “Company”)

OF THE FIRST PART;

AND:

GENWORKS INC., A British Columbia corporation having its offices at 4484 West 7th Avenue, Vancouver, BC, V6R 1W9; Phone: 604-222-0236; Fax: 604-222-0241.

(the “Consultant”)

OF THE SECOND PART.

WHEREAS:

A.    The Company and the Consultant entered into a consulting agreement made as of January 1, 2004, which was subsequently amended and extended pursuant to Amending Agreements dated for reference January 18, 2005, February 15, 2006, September 17, 2007, January 1, 2009, and January 1, 2011 (collectively, the “Consulting Agreement”); and

B.    The parties now wish to make certain amendments to the Consulting Agreement, as detailed here in this agreement (the “Sixth Amending Agreement”).

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by all parties hereto, the Company and the Consultant hereby covenant and agree as follows;

1.	Capitalized terms used herein, which are not otherwise defined herein, shall have the meaning ascribed to such terms in the Consulting Agreement.

2.	Section 2.1 of the Consulting Agreement is hereby amended by deleting it in its entirety and substituting therefor the following:

“Unless earlier terminated pursuant to Section 8.1, the term of the Consultant’s engagement pursuant to this Agreement (the “Term”) shall commence on the Effective Date and shall terminate on December 31, 2012,”

3.	Section 7.1 is hereby amended by inserting new subsection 7.1(g), as follows:

“(g) for the period from January 1, 2012 to December 31, 2012, a consulting fee totaling Two Hundred and Ten Thousand One Hundred and Twenty Dollars ($210,120.00), payable monthly in arrears; and”

and by renumbering the subsequent subsection of Section 7.1 accordingly.

4.	Except as amended herein, the Consulting Agreement remains in full force and effect, unamended.

5.	This Sixth Amending Agreement may be signed in counterparts, and delivered personally or by courier, mail, facsimile or electronically, each of which counterparts when executed by any of the signatories hereto shall be deemed to be an original and such counterparts shall together constitute one and the same agreement.

IN WITNESS WHEREOF duly authorized signatories of the Company and the Consultant, each after having had the opportunity to discuss this Sixth Amending Agreement with their respective legal advisors, have executed this Sixth Amending Agreement on the dates noted below, but effective as of the date first noted above.

XENON PHARMACEUTICALS INC.		GENWORKS INC.

By:	/s/ Simon N. Pimstone	By:	/s/ Michael R. Hayden
	SIMON N. PIMSTONE President & CEO		MICHAEL R. HAYDEN

Date :	13 March/2012	Date :	08 - March - 2012

This SEVENTH AMENDING AGREEMENT is dated and effective as of September 1, 2012.

BETWEEN:

XENON PHARMACEUTICALS INC. (formerly Xenon Genetics Inc.) having its head office at 3650 Gilmore Way, Burnaby, British Columbia, V5G 4W8

(the “Company”)

OF THE FIRST PART;

AND:

GENWORKS INC., a British Columbia corporation having its offices at 4484 West 7th Avenue, Vancouver, BC, V6R 1W9; Phone: 604-222-0236; Fax: 604-222-0241.

(the “Consultant”)

OF THE SECOND PART.

WHEREAS:

A.    The Company and the Consultant entered into a consulting agreement made as of January 1, 2004, which was subsequently amended and extended pursuant to Amending Agreements dated for reference January 18, 2005, February 15, 2006, September 17, 2007, January 1, 2009, January 1, 2011, and January 1, 2012 (collectively, the “Consulting Agreement”); and

B.    The parties now wish to make certain amendments to the Consulting Agreement, as detailed here in this agreement (the “Seventh Amending Agreement”).

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by all parties hereto, the Company and the Consultant hereby covenant and agree as follows:

1.	Capitalized terms used herein, which are not otherwise defined herein, shall have the meaning ascribed to such terms in the Consulting Agreement.

2.	Section 2.1 of the Consulting Agreement is hereby amended by deleting it in its entirety and substituting therefor the following:

“Unless earlier terminated pursuant to Section 8.1, the term of the Consultant’s engagement pursuant to this Agreement (the “Term”) shall commence on the Effective Date and shall terminate on August 31, 2013.”

3.	Article 3 of the Consulting Agreement is hereby amended by adding new Subsection 3.2 as follows:

“3.2	As requested by the Company and described in Schedule A attached hereto, the Consultant agrees to devote and dedicate, on average, up to eight (8) hours of time and effort per year, for each year of the Term beginning September 1, 2012, to providing Services to the Company.”

4.	Article 7 of the Consulting Agreement is hereby amended by deleting it in its entirety and substituting therefor the following:

“7.1	As full consideration for the Services and other covenants and agreements provided by the Consultant under this Agreement, the receipt and sufficiency of which is hereby specifically acknowledged by the Company and the Consultant, the compensation payable by the Company to the Consultant shall be as follows:

(a)	subject to the Company’s Stock Option Plan and any amendments thereto (collectively, the “Plan”), over the Term of this Agreement, the Company hereby confirms and agrees that the Consultant will be considered a “Service Provider” under Section 2.18 of the Plan;

(b)	reimbursement for all reasonable out-of-pocket expenses incurred by the Consultant on behalf of the Company in the course of his provision of Services hereunder, provided that such expenses have received the prior approval of the Company; and

(c)	the Consultant will invoice the Company on a monthly basis for expenses (as applicable), and provide relevant receipts. Such invoices will be paid by the Company within fifteen (15) days of receipt.

7.2	For avoidance of doubt, the Consultant and the Company hereby confirm and agree as follows:

(a)

that the consulting fee payable to the Consultant for the 8-month period from January 1, 2012 to August 31, 2012 shall total $140,080 , such amount which is equivalent to 8/12th of the annual consulting fee referenced in the Sixth Amending Agreement to the Agreement;

(b)

that, as set forth in the Fourth Amending Agreement to the Agreement, the Consultant remains eligible to receive a performance bonus respecting Services rendered by the Consultant for the 8-month period from January 1, 2012 to August 31, 2012, such bonus to be paid in an amount and in a manner to be determined by the Board of Directors of the Company, in its sole discretion. The awarding of such bonus (if any) will be decided by the Company’s Board of Directors following the Board’s assessment of the Consultant’s contribution(s) during said 8-month period from January 1, 2012 to August 31, 2012, to the Company’s successful completion of its major corporate objectives for 2012; and
(c)	except as specifically provided in Section 7.1(b) and Section 7.2(b) above, as of September 1, 2012 and for the duration of the Term of this Agreement, there shall be no consulting fees or performance bonuses or any other monetary fee(s) whatsoever payable by the Company to the Consultant.”

5.	Section 8.1 of the Consulting Agreement is hereby amended by deleting it in its entirety and substituting therefor the following:

“8.1	Except as provided under Section 8.2 below, either the Company or the Consultant can terminate this Agreement at any time by giving thirty (30) days written notice to other.”

6.	Schedule A of the Consulting Agreement is hereby amended by deleting it in its entirety and substituting therefore the Schedule A attached hereto.

7.	Except as amended herein, the Consulting Agreement remains in full force and effect, unamended.

8.	This Seventh Amending Agreement may be signed in counterparts, and delivered personally or by courier, mail, facsimile or electronically, each of which counterparts when executed by any of the signatories hereto shall be deemed to be an original and such counterparts shall together constitute one and the same agreement.

IN WITNESS WHEREOF duly authorized signatories of the Company and the Consultant, each after having had the opportunity to discuss this Seventh Amending Agreement with their respective legal advisors, have executed this Seventh Amending Agreement effective as of the date first noted above.

XENON PHARMACEUTICALS INC.		GENWORKS INC.

By:	/s/ Simon N. Pimstone	By:	/s/ Michael R. Hayden
	SIMON N. PIMSTONE President & CEO		MICHAEL R. HAYDEN

Schedule “A”- Services

Duties and Responsibilities

The Services to be provided by the Consultant shall include:

1.	the Consultant shall ensure that all Services provided to the Company will be performed by Dr. Michael R. Hayden, and/or such other employee or agent of the Consultant that is approved in advance by the Company, in the Company’s sole discretion;

2.	the Consultant shall provide confidential information and advice to the Company, as requested by the Company’s Board of Directors and/or the Company’s Senior Management from time to time, regarding the following:

i.	historical information regarding the Company’s business, scientific and clinical affairs, including matters relating to the Company’s partnerships with third parties and/or other Company matters, on which the Consultant may have knowledge of, as a result of the Consultant’s employee’s (Dr. Michael Hayden’s) former and longstanding position as Chief Scientific Officer and Officer of the Company (such CSO and Officer position which, as of September 1, 2012, is no longer held by such employee of the Consultant), and

ii,	advice and guidance, regarding the Company’s ongoing or future strategic plans or financing plans or third party partnerships; and

3.	the provision of such other advice and services as the Company may reasonably request from time to time.

This EIGHTH AMENDING AGREEMENT is dated and effective as of January 1, 2013.

BETWEEN:

XENON PHARMACEUTICALS INC. (formerly Xenon Genetics Inc.) having its head office at 3650 Gilmore Way, Burnaby, British Columbia, V5G 4W8

(the “Company”)

OF THE FIRST PART;

AND:

GENWORKS INC., a British Columbia corporation having its offices at 4484 West 7th Avenue, Vancouver, BC, V6R 1W9; Phone: 604-222-0236; Fax: 604-222-0241.

(the “Consultant”)

OF THE SECOND PART.

WHEREAS:

A.    The Company and the Consultant entered into a consulting agreement made as of January 1, 2004, which was subsequently amended and extended pursuant to Amending Agreements dated for reference January 18, 2005, February 15, 2006, September 17, 2007, January 1, 2009, January 1, 2011, January 1, 2012, and September 1, 2012 (collectively, the “Consulting Agreement”); and

B.    The parties now wish to make certain amendments to the Consulting Agreement, as detailed here in this agreement (the “Eighth Amending Agreement”).

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by all parties hereto, the Company and the Consultant hereby covenant and agree as follows:

1.	Capitalized terms used herein, which are not otherwise defined herein, shall have the meaning ascribed to such terms in the Consulting Agreement.

2.	Section 2.1 of the Consulting Agreement is hereby amended by deleting it in its entirety and substituting therefor the following:

“Unless earlier terminated pursuant to Section 8.1, the term of the Consultant’s engagement pursuant to this Agreement (the “Term”) shall commence on the Effective Date and shall terminate on December 31, 2013.”

3.	Article 7 of the Consulting Agreement is hereby amended by deleting subsection 7.2(c) in its entirety and substituting therefore the following:

“(c) other than reimbursement of expenses as specifically provided in Section 7.1(b) above, the Consultant and the Company confirm and agree that, as of September 1, 2012 and for the duration of the Term of this Agreement, there will be no consulting fees or other monetary amounts payable by the Company to the Consultant under this Agreement. Notwithstanding the foregoing, but at all times subject to the terms of the December 7, 2012 letter agreement between the Company, Teva Pharmaceuticals Industries Ltd. and Michael Hayden, the Consultant and the Company confirm and agree that, at the sole discretion of the Company’s Board of Directors, the Consultant may be eligible to receive a performance bonus from time to time, in the event that the Board of Directors in its sole discretion determines that the Consultant has in its provision of Services hereunder provided special and/or extraordinary value to the Company. Any such performance bonus would be paid in an amount and in a manner to be determined by the Company’s Board of Directors in its sole discretion at the relevant time.”

4.	Except as amended herein, the Consulting Agreement remains in full force and effect, unamended.

5.	This Eighth Amending Agreement may be signed in counterparts, and delivered personally or by courier, mail, facsimile or electronically, each of which counterparts when executed by any of the signatories hereto shall be deemed to be an original and such counterparts shall together constitute one and the same agreement.

IN WITNESS WHEREOF duly authorized signatories of the Company and the Consultant, each after having had the opportunity to discuss this Eighth Amending Agreement with their respective legal advisors, have executed this Eighth Amending Agreement effective as of the date first noted above.

XENON PHARMACEUTICALS INC.		GENWORKS INC.

By:	/s/ Simon N. Pimstone	By:	/s/ Michael R. Hayden
	SIMON N. PIMSTONE President & CEO		MICHAEL R. HAYDEN